Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) OR 12(g) OF THE

SECURITIES EXCHANGE ACT OF 1934

Unique Underwriters, Inc.

(Exact name of registrant as specified in its charter)

Texas	27-0631947
(State of incorporation or organization)	(IRS Employer Identification No.)

13601 Preston Road, Suite 317 East Tower, Dallas, Texas	75240
(Address of principal executive offices)	(Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act: None.

Title of Each Class	Name of Each Exchange on Which
To Be So Registered	Each Class Is to Be Registered

Not applicable	Not applicable

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A. (c), check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A. (d), check the following box. [X]

Securities Act registration statement file number to which this form relates: 333-172850 (if applicable)

Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock, par value $.001

(1)

Item 1.  Description of Registrant's Securities to Be Registered.

Unique Underwriters, Inc. (the “Registrant”) hereby incorporates its Registration Statement filed on January 2, 2013 on Form S-1/Amendment number 16. File number 333-172850

Item 2.  Exhibits.

The Registrant hereby incorporates its Registration Statement filed on January 2, 2013 on Form S-1/Amendment number 16. File number 333-172850.

SIGNATURE

Pursuant to the requirements of Section l2 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

UNIQUE UNDERWRITERS, INC.

Date: September 3, 2013	By:	/s/ Samuel Wolfe
Name: Samuel Wolfe
Title: Chief Executive Officer